                                                                    EXHIBIT 4.1

COMMON STOCK
                                                                   COMMON STOCK
NUMBER
                                                                         SHARES

                            [INTERNET PICTURES LOGO]

                                                               CUSIP 46059S 101
                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                   AND RESTRICTIONS ON TRANSFER

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 EACH OF



Internet Pictures Corporation (hereinafter and on the back, hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all provisions of Certificate of Incorporation and the Bylaws of the Corporation (copies of which are on file with the Transfer Agent), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ James Phillips                                 /s/ Matthew S. Heiter
-------------------------                          -------------------------
CHAIRMAN                                           SECRETARY

                                      SEAL

COUNTERSIGNED AND REGISTERED:
NORWEST BANK, MN, N.A.
161 NORTH CONCORD EXCHANGE
SOUTH ST. PAUL, MN 55075
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE


                         INTERNET PICTURES CORPORATION
In addition to the Common Stock, the Corporation is authorized to issue Preferred Stock in such series or classes and with such rights, preferences, privileges and restrictions as the Board of Directors of the Corporation may determine from time to time. The Corporation will furnish without a charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the office of the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                             TEN COM -    as tenants in common
                             TEN ENT -    as tenants by the entireties
                              JT TEN -    as joint tenants with right of
                                          survivorship and not as
                                          tenants in common
                   UNIF GIFT MIN ACT - _____________ Custodian ___________
                                          (Cust)                 (Minor)
                                       under Uniform Gifts to Minors.
                                       Act _______________________________
                                                  (State)

Additional abbreviations may also be used though not in the above list.

         For value received, ____________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
                                              PLEASE PRINT OR TYPEWRITE NAME AND
ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________________
________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________________

                                       X_______________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE, IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:  _________________________________________
                          THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                          ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                          STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                          AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                          APPROVED SIGNATURE GUARANTEE MEDALLION
                          PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.